UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11225 North Community House Road

Charlotte, North Carolina 28277

(Address of principal executive offices and zip code)

(980) 365-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2018, Brighthouse Financial, Inc. (“Brighthouse Financial”) entered into the Junior Subordinated Indenture, dated as of September 12, 2018 (the “Junior Subordinated Indenture”), and the First Supplemental Indenture thereto, dated as of September 12, 2018 (the “First Supplemental Indenture” and, together with the Junior Subordinated Indenture, the “Indenture”), between Brighthouse Financial and U.S. Bank National Association, as trustee. Pursuant to the Indenture, Brighthouse Financial issued and sold $375,000,000 aggregate principal amount of 6.250% Junior Subordinated Debentures due 2058 (the “Junior Subordinated Debentures”). In addition, Brighthouse Financial has granted the underwriters for the offering of the Junior Subordinated Debentures an option, exercisable for 30 days from September 5, 2018, to purchase up to an additional $56,250,000 aggregate principal amount of Junior Subordinated Debentures solely to cover over-allotments. The Junior Subordinated Debentures bear interest at a rate of 6.250% per year and will mature on September 15, 2058.

The Junior Subordinated Debentures were offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-227190. The closing of the sale of the Junior Subordinated Debentures occurred on September 12, 2018. The Junior Subordinated Indenture and First Supplemental Indenture (which includes a form of Junior Subordinated Debenture) are filed as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated by reference herein. The foregoing descriptions of the Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the sale of the Junior Subordinated Debentures, Brighthouse Financial entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, which is filed as Exhibit 1.1 hereto. The opinions of Debevoise & Plimpton LLP, relating to (i) the validity of the Junior Subordinated Debentures and (ii) certain material U.S. federal income tax considerations in connection with the Junior Subordinated Debentures, are filed as Exhibits 5.1 and 8.1 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are incorporated by reference into the Registration Statement.

(d)     Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 5, 2018, among Brighthouse Financial, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1	Junior Subordinated Indenture, dated as of September 12, 2018, between Brighthouse Financial, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 12, 2018, between Brighthouse Financial, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Junior Subordinated Debenture (included in Exhibit A to Exhibit 4.2).

5.1	Opinion of Debevoise & Plimpton LLP.

8.1	Tax opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1).

23.2	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name: D. Burt Arrington Title: Corporate Secretary

Date: September 12, 2018